SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2007

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                             BROOKLINE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                      0-23695                  04-3402944
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(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
    of incorporation)                                        Identification No.)


     160 Washington Street, Brookline, Massachusetts              02447-0469
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        (Address of principal executive offices)                  (Zip Code)


                                 (617) 730-3500
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              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition, Declaration of
Dividends and Stock Repurchase Program

On April 19, 2007 - Brookline Bancorp, Inc. (the "Company") (NASDAQ:BRKL) announced its earnings for the 2007 first quarter and approval by its Board of Directors of a regular quarterly dividend of $0.085 per share payable May 15, 2007 to stockholders of record on April 30, 2007 and a program to repurchase an additional 2,500,000 shares of the Company's common stock. A copy of the press release dated April 19, 2007 is attached as Exhibit 99.1 to this report.

See exhibit no. 99.1 attached hereto for the press release relating to this matter.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        BROOKLINE BANCORP, INC.


Date: April 19, 2007                    By: /s/ Paul R. Bechet
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                                            Paul R. Bechet
                                            Senior Vice President and Chief
                                            Financial Officer


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                                 EXHIBIT INDEX


The following exhibits are furnished as part of this report:


Exhibit No.                     Description
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 99.1           Press release of Brookline Bancorp, Inc. dated April 19, 2007